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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported): January 15, 2004


               Long Beach Acceptance Auto Receivables Trust 2002-A

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            Delaware                            333-75958                           33-0660404
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
(State of Other Jurisdiction of          (Commission file Number)        (I.R.S. Employer Identification
         Incorporation)                                                                No.)
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     One Mack Centre Drive                                                            07652
      Paramus, New Jersey                                                           (Zip Code)
(Address of Principal Executive
            Offices)
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Registrant's telephone number, including area code (201) 262-5222

                                    No Change
--------------------------------------------------------------------------------
          (Former name of former address, if changed since last report)


ITEM: 5.   OTHER EVENTS

          Information relating to distributions to Noteholders for the December
          2003 Collection Period of the Registrant in respect of the Class A-1
          Asset Back Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed
          Notes, Class A-4 Asset Backed Notes and Class B Asset Backed Notes
          (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's
          Certificate for the referenced Collection Period. Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of August 1, 2002 between Long Beach Acceptance Auto
          Receivables Trust 2002-A, as Issuer, Long Beach Acceptance Receivables
          Corp., as Transferor, Long Beach Acceptance Corp., as Originator and
          Servicer and JP Morgan Chase Bank, as Back-up Servicer, Custodian and
          Trust Collateral Agent

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (b) Exhibits


          Exhibit No. 99.1    Servicer's Certificate for the December 2003
                              Collection Period for the January 15, 2004
                              Distribution Date.


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                                   SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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         Michael J. Pankey
         Senior Vice President and
         Chief Financial Officer

Dated:  January 15, 2004